EXHIBIT 99

                           FORM 3 JOINT FILER INFORMATION


Name:                      Sun Communities Operating Limited Partnership

Address:                   27777 Franklin Road, Suite 200
                           Southfield, Michigan 48034

Designated Filer:          Sun Communities, Inc.

Issuer & Ticker Symbol:    Origen Financial, Inc. "ORGN"

Date of Event
  Requiring Statement:     5/05/04

Signature:		   /s/ Gary A. Shiffman
                           ----------------------------------------------------
                           Gary A. Shiffman, Chief Executive Officer
                           Of Sun Communities, Inc., its General Partner

CIK:                       0000917224




Name:                      Sun OFI, LLC

Address:                   27777 Franklin Road, Suite 200
                           Southfield, Michigan 48034

Designated Filer:          Sun Communities, Inc.

Issuer & Ticker Symbol:    Origen Financial, Inc. "ORGN"

Date of Event
  Requiring Statement:     5/05/04

Signature:		   /s/ Gary A. Shiffman
                           ----------------------------------------------------
                           Gary A. Shiffman, Manager

CIK:			   0001289220